Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Excellency Investment Realty Trust, Inc. for the fiscal quarter ending September 30, 2008, I, Richard Pelletier, Chief Financial Officer of Excellency Investment Realty Trust, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of Excellency Investment Realty Trust, Inc.

Dated: November 23, 2009.

  /s/ Richard Pelletier
Richard Pelletier, Chief Financial Officer of
Excellency Investment Realty Trust, Inc.